SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 2000


                             KOLLMORGEN CORPORATION
             (Exact name of Registrant as specified in its charter)


   New York                         1-5562                      04-2151861
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

     1601 Trapelo Road, Waltham, MA                          02451
    (Address of principal executive offices)              (Zip Code)


    (Registrant's telephone number, including area code):  (781) 890-5655


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                                        2

Item 1. Change in Control of Registrant.
---------------------------------------

         On May 4, 2000, the registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Danaher Corporation, a Delaware corporation, and King DC Acquisition Corp., a New York corporation and a wholly owned subsidiary of Danaher Corporation, providing for the acquisition by Danaher Corporation of all the issued and outstanding shares (the "Shares") of the registrant's common stock at $23 per share, in cash. The transaction is structured as a cash tender offer for all outstanding Shares to be followed by a merger of King DC Acquisition Corp. with and into the registrant. Danaher Corporation has announced the transaction through a press release dated May 4, 2000.

         Concurrently with the execution of the Merger Agreement, the Company and BankBoston, N.A., parties to the Amended and Restated Rights Agreement, dated as of October 22, 1998, as amended by Amendment No. 1 to the Amended and Restated Rights Agreement, dated as of December 13, 1999 (the "Rights Agreement"), further amended the Rights Agreement by the terms and conditions set forth in Amendment No. 2 to the Amended and Restated Rights Agreement, dated as of May 4, 2000 ("Amendment No. 2"), a copy of which amendment is included as
Exhibit 4.1 hereto and is incorporated herein by reference. Pursuant to Amendment No. 2, neither Danaher Corporation, King DC Acquisition Corp., nor any of their Affiliates or associates shall be deemed to be an Acquiring Person (as such terms are defined in the Rights Agreement) solely by virtue of (a) the approval, execution, delivery or performance of the Merger Agreement, (b) the making or consummation of the tender offer or the merger in accordance with the provisions of the Merger Agreement or any public announcement relating thereto,
(c) the acquisition of the Shares in accordance with the provisions of the Merger Agreement pursuant to the tender offer or the merger or (d) the consummation of any other transaction to be effected pursuant to the Merger Agreement in accordance with the provisions thereof.

         The Danaher Corporation press release and Amendment No. 2 are filed as exhibits to this Form 8-K, are incorporated by reference into the text of this
Item 1 and qualify the description in this Item 1 in its entirety.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (c)      Exhibits

                  4.1 Amendment No. 2, dated as of May 4, 2000, to the Amended and Restated Rights Agreement dated as of October 22, 1998, between the registrant and BankBoston, N.A., as rights agent.

                  99.1 Danaher Corporation Press Release dated May 4, 2000 (filed herewith).


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                                        3

                                  EXHIBIT INDEX
                                  -------------


Exhibit
  No.             Description
-------           -----------

4.1 Amendment No. 2, dated as of May 4, 2000, to the Amended and Restated Rights Agreement dated as of October 22, 1998, between the registrant and BankBoston, N.A., as rights agent.

99.1 Danaher Corporation Press Release dated May 4, 2000 (filed herewith).


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                                        4

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KOLLMORGEN CORPORATION


Date:  May 9, 2000                         /s/ James Eder
                                           -------------------------------------
                                           Name:  James Eder
                                           Title: Vice President,
                                                  General Counsel and Secretary


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                                                                     Exhibit 4.1

          AMENDMENT NO. 2 TO THE AMENDED AND RESTATED RIGHTS AGREEMENT

                  THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED RIGHTS AGREEMENT, effective as of May 4, 2000 (this "Amendment"), by and between Kollmorgen Corporation, a New York corporation (the "Company"), and Fleet National Bank f/k/a BankBoston, N.A. (the "Rights Agent"), at the Company's direction. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Rights Agreement (as defined below).

                  WHEREAS, the Company and the Rights Agent entered into the Amended and Restated Rights Agreement, dated as of October 22, 1998, as amended by Amendment No. 1 to the Amended and Restated Rights Agreement, dated as of December 13, 1999 (the "Rights Agreement"), setting forth the terms of the Rights;

                  WHEREAS, the Company and the Rights Agent may, from time to time, supplement or amend the Rights Agreement pursuant to the provisions of
Section 27 of the Rights Agreement;

                  WHEREAS, the Board of Directors of the Company (the "Board of Directors"), on May 4, 2000, resolved that it is advisable and in the best interests of its shareholders for Parent (as defined below) to acquire all of the outstanding shares of capital stock of the Company; and

                  WHEREAS, the Board of Directors further resolved to approve this Amendment which provides, among other things, that Parent, Purchaser (as defined below) and their Affiliates are exempt from the definition of Acquiring Person, that the Merger Agreement (as defined below) and the transactions contemplated thereby shall not constitute a Distribution Date, an event described in Section 11(a)(ii) of the Rights Agreement, an event described in
Section 13 of the Rights Agreement, a Stock Acquisition Date or a Triggering Event and that no Rights shall be exercisable pursuant to the Rights Agreement;

                  NOW THEREFORE, in consideration of the premises and mutual agreement contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Rights Agent hereby agree as follows:

                  Section 1. Amendments to Rights Agreement. The Rights Agreement is hereby amended as follows:

                  (a) The definition of "Acquiring Person" in Section 1 is amended by inserting the following sentence at the end of such definition:

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                                       2

                  "Notwithstanding anything in this Agreement to the contrary, none of Danaher Corporation, a Delaware corporation ("Parent"), King DC Acquisition Corp., a New York corporation and a wholly owned subsidiary of Parent ("Purchaser"), or their Affiliates, either individually or as a group, shall become an Acquiring Person by reason of the approval, execution or delivery of the Agreement and Plan of Merger, dated as of May 4, 2000, by and among Parent, Purchaser and the Company (the "Merger Agreement"), the consummation of the transactions contemplated thereby or any announcement of the same."

                  (b) A new Section 35 is added to read in its entirety as follows:

                                    "SECTION 35. Merger with Purchaser.
                  Notwithstanding anything in this Agreement to the contrary, none of Parent, Purchaser or their Affiliates, either individually or as a group, shall be considered an Acquiring Person, and no Distribution Date, no event described in
                  Section 11(a)(ii), no event described in Section 13, no Stock Acquisition Date and no Triggering Event shall occur and no Rights shall be exercisable pursuant to Section 7 or any other provision of this Agreement, by reason of the approval, execution or delivery of the Merger Agreement, the consummation of the transactions contemplated thereby or any announcement of the same."

                  Section 2. Full Force and Effect. In all respects not inconsistent with the terms and provisions of this Amendment, the Rights Agreement is hereby ratified and confirmed. In executing and delivering this Amendment, the Rights Agent shall be entitled to all of the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

                  Section 2. Counterparts. This Amendment may be executed in two or more counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amended by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to the Rights Agreement to be duly executed and attested, as of the date first written above.


ATTEST:                                  KOLLMORGEN CORPORATION


/s/  Robert J. Cobuzzi                   By: /s/  James A. Eder
----------------------------                ----------------------------
Name:    Robert J. Cobuzzi               Name:    James A. Eder
Title:   Sr. Vice President              Title:   Vice President

ATTEST:                                  FLEET NATIONAL BANK f/k/a
                                         BANKBOSTON, N.A., as Rights Agent


/s/  Margaret Dunn                       By: /s/  Carol Mulvey-Eori
----------------------------                ----------------------------
Name:    Margaret Dunn                   Name:    Carol Mulvey-Eori
Title:   Senior Account Manager          Title:   Managing Director